[AIM LOGO APPEARS HERE]      THE AIM FAMILY OF FUNDS--Registered Trademark--

RETAIL CLASSES OF AIM EQUITY FUNDS, INC.

AIM BLUE CHIP FUND
     (Growth)

PROSPECTUS
FEBRUARY 27, 1998

This Prospectus contains information about the AIM BLUE CHIP FUND ("BLUE CHIP" or the "Fund"), one of six separate investment portfolios comprising series of AIM Equity Funds, Inc. (the "Company"), an open-end, series, management investment company.

The Fund is a diversified portfolio with an investment objective of long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in common stocks, convertible securities and bonds of Blue Chip companies (i.e., companies which possess leading market characteristics and certain financial characteristics).

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated February 27, 1998, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling
(800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------------------------------------------------
                                            TABLE OF CONTENTS
                                             PAGE                                                    PAGE
                                             ----                                                    ----
SUMMARY..................................       2         How to Purchase Shares.................     A-1
THE FUND.................................       4         Terms and Conditions of Purchase of the
  Table of Fees and Expenses.............       4            AIM Funds...........................     A-2
  Financial Highlights...................       6         Special Plans..........................     A-9
  Performance............................       8         Exchange Privilege.....................    A-11
  Investment Program.....................       8         How to Redeem Shares...................    A-13
  Management.............................      12         Determination of Net Asset Value.......    A-17
  Organization of the Company............      14         Dividends, Distributions and Tax
INVESTOR'S GUIDE TO THE AIM FAMILY OF                        Matters.............................    A-18
  FUNDS--Registered Trademark--..........     A-1         General Information....................    A-20
  Introduction to The AIM Family of                     APPLICATION INSTRUCTIONS.................     B-1
     Funds...............................     A-1


                                    SUMMARY
--------------------------------------------------------------------------------

THE FUND

  AIM Equity Funds, Inc. (the "Company") was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified, open-end, series management investment company. The Fund is a series of the Company comprising a separate investment portfolio that acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered, diversified, management investment company, on June 3, 1996 in a transaction involving a reorganization of the BBC Fund (the "Reorganization"). Currently, the Company offers six series comprising six separate investment portfolios, each of which pursues unique investment objectives. This Prospectus relates to Class A, Class B and Class C shares of BLUE CHIP. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in common stocks, convertible securities and bonds of Blue Chip companies (which AIM defines as companies which possess leading market characteristics and certain financial characteristics). While current income is a secondary objective, most of the stocks in the Fund's portfolio are expected to pay dividends. There is no assurance that the investment objective of the Fund will be achieved. For more complete information on the Fund's investment policies, see "Investment Program." The Fund may invest in futures, options and foreign securities. Investments in these instruments involve certain risks, which are described in detail under "Investment Program -- Certain Investment Strategies and Policies."

  The Company also offers other classes of shares in five other investment portfolios, AIM AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH"), AIM CAPITAL DEVELOPMENT FUND ("CAPITAL DEVELOPMENT"), AIM CHARTER FUND ("CHARTER"), AIM CONSTELLATION FUND ("CONSTELLATION") and AIM WEINGARTEN FUND ("WEINGARTEN") (collectively, with BLUE CHIP, the "Funds"), each of which pursues unique investment objectives. All of such other Funds (except AGGRESSIVE GROWTH) offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about AGGRESSIVE GROWTH, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION or WEINGARTEN call (800) 347-4246. See "General Information."

  The assets of each Fund are invested in a separate portfolio. Each class of a Fund shares a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for the current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of the shares of such class. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997, (the "Master Advisory Agreement"). AIM, together with its subsidiaries, manages or advises over 50 investment company portfolios (including the Fund) encompassing a broad range of investment objectives. Under the Master Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under a Master Administrative Services Agreement dated as of February 28, 1997, (the "Master Administrative Services Agreement") between the Company and AIM, AIM may receive reimbursement of its costs to perform certain accounting and other administrative services to the Fund. Under a Transfer Agency and Service Agreement, as amended, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  The total advisory fees paid by the Fund are higher than those paid by many other investment companies of all sizes and investment objectives.

  PURCHASING SHARES. Investors may select Class A, Class B or Class C shares of the Fund at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

  CLASS A SHARES -- Shares are offered at net asset value plus a sales charge of 5.50% of the public offering price (5.82% of the net amount invested). The sales charge is reduced on purchases of $25,000 or more.

  CLASS B SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

  CLASS C SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased. Class C shares are subject to higher expenses than Class A shares.

  Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."

  SUITABILITY FOR INVESTORS. An investor in Class A, Class B or Class C shares of the Fund should consider the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described above. Therefore, AIM Distributors will reject any order for purchase of more than $250,000 for Class B shares.

  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Class A shareholders of the Fund may redeem all or a portion of their shares at the Fund's net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Class B shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Class C shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses for Class A, and Class B shares set forth in the table are based on the average net assets of the 1997 fiscal year. The fees and expenses for Class C shares set forth in the table below are based on estimated average net assets of Class C shares for the period.

                                                              CLASS A      CLASS B    CLASS C
                                                              -------      -------    -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a
     percentage of offering price)..........................    5.50%(1)     None       None
  Maximum sales load imposed on reinvested dividends and
     distributions..........................................    None         None       None
  Deferred sales load (as a percentage of original purchase
     price or redemption proceeds, whichever is lower)......    None(2)      5.00%      1.00%
  Redemption fees...........................................    None         None       None
  Exchange fee..............................................    None         None       None

Annual Fund Operating Expenses (as a percentage of average
  net assets) (after fee waivers)
  Management fee (after fee waivers)3.......................     .70%         .70%       .70%
  12b-1 fees4...............................................     .35%        1.00%      1.00%
  Other Expenses:
     Transfer Agent fees and costs..........................     .16%         .30%       .30%
     All other expenses.....................................     .10%         .10%       .10%
                                                               -----        -----      -----
Total fund operating expenses (after fee waivers)...........    1.31%        2.10%      2.10%
                                                               =====        =====      =====

---------------

1 The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions" below for more information about applicable sales charges.

2 Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months after such purchases were made. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

3 AIM has agreed to waive fees for two years ending June 3, 1998 to the extent necessary to keep the expense ratio for Class A shares at 1.31%. Without such waiver the Management fee for each class would be 0.72% per annum, and total fund operating expenses for Class A shares would be 1.33% and for Class B shares and Class C shares would be 2.11%.

4 As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Fund, however, AIM estimates that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLES. An investor would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

 1 year.....................................................   $68
 3 years....................................................   $94
 5 years....................................................  $123
10 years....................................................  $204

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and subject to a contingent deferred sales charge for 18 months following purchase.

  An investor would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

 1 year.....................................................  $ 71
 3 years....................................................  $ 96
 5 years....................................................  $133
10 years....................................................  $223

  An investor would pay the following expenses on the same $1,000 investment in Class B shares of the Fund, assuming no redemption at the end of each time period:

 1 year.....................................................  $ 21
 3 years....................................................  $ 66
 5 years....................................................  $113
10 years....................................................  $223

  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year......................................................  $ 31
3 years.....................................................  $ 66

  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Fund, assuming no redemption at the end of each time period:

1 year......................................................  $ 21
3 years.....................................................  $ 66

  THE CLASS A SHARES EXAMPLE IS BASED UPON RESTATED EXPENSES FOR THE CURRENT FISCAL YEAR, AND THE CLASS B AND CLASS C SHARES EXAMPLE IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below for the periods indicated are per share data, ratios and supplemental data of the Fund. The data for the Class A shares for the fiscal year ended October 31, 1997, the one month period ended October 31, 1996, and the period ended September 30, 1996, and the data for the Class B shares for the fiscal year ended October 31, 1997 and the period October 1, 1996 (date sales commenced for Class B shares) through October 31, 1996, and the data for the Class C shares for the period August 4, 1997 (date sales commenced) through October 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request from AIM Distributors. The data for the eight years ended September 30, 1995, has been audited by Price Waterhouse LLP, independent accountants. The Financial Highlights should be read in conjunction with the financial statements and notes thereto also included in the Statement of Additional Information. On June 3, 1996, the Fund acquired the investment portfolio of the BBC Fund in connection with the Reorganization. All historical financial information contained in this prospectus for periods prior to June 3, 1996 relating to Class A shares of Blue Chip is that of the BBC Fund, which was advised during that period by Robert W. Baird & Co. Incorporated.

   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                          OCTOBER 31,                                    SEPTEMBER 30,
                                     ----------------------   --------------------------------------------------------------------
                                       1997          1996     1996(a)     1995      1994      1993      1992      1991      1990
             CLASS A:                --------      --------   --------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
 period............................  $  26.08      $  25.56   $  23.83   $ 19.22   $ 18.89   $ 18.24   $ 16.77   $ 13.60   $ 13.82
Income from investment operations:
 Net investment income.............      0.17(b)         --       0.33      0.14      0.15      0.19      0.20      0.23      0.25
 Net gains (losses) on securities
   (both realized and unrealized)..      6.93          0.52       4.61      5.05      1.24      0.63      1.48      3.19     (0.20)
                                     --------      --------   --------   -------   -------   -------   -------   -------   -------
 Total from investment operations..      7.10          0.52       4.94      5.19      1.39      0.82      1.68      3.42      0.05
                                     --------      --------   --------   -------   -------   -------   -------   -------   -------
Less distributions:
 Dividends from net investment
   income..........................     (0.05)           --      (0.21)    (0.12)    (0.21)    (0.17)    (0.21)    (0.25)    (0.27)
 Distributions from net realized
   gains...........................     (2.17)           --      (3.00)    (0.46)    (0.85)       --        --        --        --
                                     --------      --------   --------   -------   -------   -------   -------   -------   -------
 Total distributions...............     (2.22)           --      (3.21)    (0.58)    (1.06)    (0.17)    (0.21)    (0.25)    (0.27)
                                     --------      --------   --------   -------   -------   -------   -------   -------   -------
Net asset value, end of period.....  $  30.96      $  26.08   $  25.56   $ 23.83   $ 19.22   $ 18.89   $ 18.24   $ 16.77   $ 13.60
                                     ========      ========   ========   =======   =======   =======   =======   =======   =======
Total return(c)....................     29.68%         2.04%     22.39%    27.84%     7.69%     4.54%    10.10%    25.52%     0.34%
                                     ========      ========   ========   =======   =======   =======   =======   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)........................  $498,178      $120,448   $106,415   $71,324   $60,115   $65,112   $61,601   $46,958   $31,706
                                     ========      ========   ========   =======   =======   =======   =======   =======   =======
 Ratio of expenses to average net
   assets(d).......................      1.31%(e)(f)   1.30%(g)   1.26%      1.3%      1.4%      1.3%      1.4%      1.5%      1.6%
                                     ========      ========   ========   =======   =======   =======   =======   =======   =======
 Ratio of net investment income to
   average net assets(h)...........      0.50%(e)      0.12%(g)   0.53%      0.7%      0.8%      1.0%      1.2%      1.6%      2.0%
                                     ========      ========   ========   =======   =======   =======   =======   =======   =======
 Portfolio turnover rate...........        43%           10%        58%       17%       13%       25%        5%        9%       12%
                                     ========      ========   ========   =======   =======   =======   =======   =======   =======
Average brokerage commission rate
 paid(i)...........................  $ 0.0619      $ 0.0665   $ 0.0696       N/A       N/A       N/A       N/A       N/A       N/A
                                     ========      ========   ========   =======   =======   =======   =======   =======   =======

                                       SEPTEMBER 30,
                                     -----------------
                                      1989      1988
             CLASS A:                -------   -------
Net asset value, beginning of
 period............................  $ 11.48   $ 13.10
Income from investment operations:
 Net investment income.............     0.24      0.12
 Net gains (losses) on securities
   (both realized and unrealized)..     2.25     (1.68)
                                     -------   -------
 Total from investment operations..     2.49     (1.56)
                                     -------   -------
Less distributions:
 Dividends from net investment
   income..........................    (0.15)    (0.02)
 Distributions from net realized
   gains...........................       --     (0.04)
                                     -------   -------
 Total distributions...............    (0.15)    (0.06)
                                     -------   -------
Net asset value, end of period.....  $ 13.82   $ 11.48
                                     =======   =======
Total return(c)....................    21.98%   (11.81)%
                                     =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)........................  $21,170   $18,681
                                     =======   =======
 Ratio of expenses to average net
   assets(d).......................      1.7%      2.2%
                                     =======   =======
 Ratio of net investment income to
   average net assets(h)...........      1.9%      3.3%
                                     =======   =======
 Portfolio turnover rate...........       15%       15%
                                     =======   =======
Average brokerage commission rate
 paid(i)...........................      N/A       N/A
                                     =======   =======

---------------
(a) The Fund changed investment advisors on June 3, 1996.

(b) Calculated using average shares outstanding.

(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996, and September 30, 1996, respectively.

(e) Ratios are based on average net assets of $322,318,404.

(f) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(g) Annualized.

(h) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996, respectively.

(i) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                              PERIOD OCTOBER 1,
                                                              YEAR ENDED        1996 THROUGH
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 1997               1996
CLASS B:                                                    -----------     -----------------
Net asset value, beginning of period                           $  26.07           $  25.56
------------------------------------------------------------   --------           --------
Income from investment operations:
   Net investment income (loss)                                   (0.03)(a)          (0.01)
------------------------------------------------------------   --------           --------
   Net gains on securities (both realized and unrealized)          6.92               0.52
------------------------------------------------------------   --------           --------
       Total from investment operations                            6.89               0.51
------------------------------------------------------------   --------           --------
Less distributions:
   Dividends from net investment income                           (0.03)                --
------------------------------------------------------------   --------           --------
   Distributions from net realized gains                          (2.17)                --
------------------------------------------------------------   --------           --------
       Total distributions                                        (2.20)                --
------------------------------------------------------------   --------           --------
Net asset value, end of period                                 $  30.76           $  26.07
------------------------------------------------------------   --------           --------
Total return(b)                                                   28.81%              2.00%
------------------------------------------------------------   --------           --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $264,337           $  8,101
------------------------------------------------------------   --------           --------
Ratio of expenses to average net assets(c)                         2.10%(d)(e)        2.01%(f)
------------------------------------------------------------   --------           --------
Ratio of net investment income (loss) to average net
 assets(g)                                                        (0.28)%(d)         (0.58)%(f)
------------------------------------------------------------   --------           --------
Portfolio turnover rate                                              43%                10%
------------------------------------------------------------   --------           --------
Average brokerage commission rate paid(h)                      $ 0.0619           $ 0.0665
------------------------------------------------------------   --------           --------
(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c)  After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for the periods 1997-1996, respectively.
(d)  Ratios are based on average net assets of $126,850,228.
(e)  Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 2.09%.
(f)  Annualized.
(g)  After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and
     (0.65)% (annualized) for the periods 1997-1996,
     respectively.
(h)  The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of
     securities for the period divided by the total number of
     related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                              PERIOD AUGUST 4,
                                                                1997 THROUGH
                                                                OCTOBER 31,
                                                                    1997
CLASS C:                                                     ----------------
Net asset value, beginning of period                              $  31.72
------------------------------------------------------------      --------
Income from investment operations:
   Net investment income (loss)                                      (0.01)(a)
------------------------------------------------------------      --------
   Net gains (losses) on securities (both realized and
     unrealized)                                                     (0.96)
------------------------------------------------------------      --------
       Total from investment operations                              (0.97)
------------------------------------------------------------      --------
Less distributions:
   Dividends from net investment income                                 --
------------------------------------------------------------      --------
   Distributions from net realized gains                                --
------------------------------------------------------------      --------
       Total distributions                                              --
------------------------------------------------------------      --------
Net asset value, end of period                                    $  30.75
------------------------------------------------------------      --------
Total return(b)                                                      (3.06)%
------------------------------------------------------------      --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  3,947
------------------------------------------------------------      --------
Ratio of expenses to average net assets(c)                            2.10%(d)(e)
------------------------------------------------------------      --------
Ratio of net investment income (loss) to average net
 assets(f)                                                           (0.28)%(d)
------------------------------------------------------------      --------
Portfolio turnover rate                                                 43%
------------------------------------------------------------      --------
Average brokerage commission rate paid(g)                         $ 0.0619
------------------------------------------------------------      --------
(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.12% (annualized).
(d)  Ratios are annualized and based on average net assets of
     $1,985,899.
(e)  Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f)  After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.31)%
     (annualized).
(g)  The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of
     securities for the period divided by the total number of
     related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund.

  Standardized total return for Class A shares of the Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of the Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of the Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.

  Total return shows the overall value, including changes in share price and assuming all the dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of investments, the maturity and the operating expense ratio of the Fund.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return. The performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of AIM's portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment.

  Additional performance information is contained in the Statement of Additional Information and in the Company's Annual Report to Shareholders, both of which are available upon request without charge.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  The Company has six series, each of which is a separate investment portfolio -- AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION and WEINGARTEN. AGGRESSIVE GROWTH, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION and WEINGARTEN are offered to investors pursuant to separate prospectuses.

  Blue Chip's primary investment objective is to provide long-term growth of capital. Current income is a secondary objective. It is anticipated that the major portion of Blue Chip's portfolio will ordinarily be invested in common stocks, convertible securities and bonds of Blue Chip companies (i.e., companies with leading market positions and which possess strong financial characteristics, as described below). While current income is a secondary objective, most of the stocks in the Fund's portfolio are expected to pay dividends. There can, of course, be no assurance that the Fund will in fact achieve its objectives since all investments are inherently subject to market risks.

  Blue Chip will invest primarily (at least 65% of its total assets) in the common stocks of Blue Chip companies as determined by AIM. These companies will have the potential for above-average growth in earnings or be well established in their respective industries. The Fund will generally invest in large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) which possess the following characteristics:

  - MARKET CHARACTERISTICS

    Blue Chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have:

    -- superior growth prospects compared with other companies in the same industry;
    -- possession of proprietary technology with the potential to bring about major changes within an industry; and/or
    -- leading sales within an industry, or the potential to become a market leader.

  - FINANCIAL CHARACTERISTICS

  A Blue Chip company possesses at least one of the following attributes:

    -- faster earnings growth than its competitors and the market in general;

    -- higher profit margins relative to its competitors;

    -- strong cash flow relative to its competitors; and/or

    -- a balance sheet with relatively low debt and a high return on equity relative to its competitors.

  The Fund will diversify among industries and therefore will not invest 25% or more of its total assets in any one industry. Under normal market conditions, Blue Chip's portfolio will be diversified among industries in a manner similar to the industry diversification of broad market indices.

  When AIM believes securities other than common stocks offer opportunity for long-term growth of capital and income, the Fund may invest in United States government securities, corporate bonds and debentures and convertible preferred stocks and debt securities. The Fund will invest only in debt securities (other than convertible debt securities) which are rated as "Investment Grade" by either Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's"). Debt securities in the lowest investment grade (e.g., rated BBB by S&P or Baa by Moody's) have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity on the part of the issuer to make principal and interest payments than is the case with higher grade bonds. The Fund will limit its investments in convertible securities to those in which the underlying common stock is a suitable investment for the Fund without regard to debt rating category, but will not invest more than 10% of its total assets in convertible securities. The Fund may invest in United States government securities and corporate bonds and debentures when AIM believes interest rates on such investments may decline thereby potentially increasing the market value of such securities or to meet the additional investment objective of producing current income. Under normal market conditions, the Fund expects at all times to have at least 80% of its total assets invested in securities which AIM believes offer opportunity for long-term growth of capital or income.

  The Fund may invest up to 25% of total assets in securities of issuers domiciled in foreign countries and engage in the purchase and sale of put and call options in an amount up to 25% of its net assets. For the risks involved in investing in foreign securities, see "Risk Factors Regarding Foreign Securities" below. The Fund may invest up to 10% of its total assets in securities of other investment companies.

  The investment objectives of the Fund are fundamental policies of the Fund and cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

   CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  TEMPORARY DEFENSIVE MEASURES. The Fund has adopted a temporary defensive policy which permits it to invest without limitation in short-term instruments, such as Treasury bills and other U.S. Government and governmental agency securities, taxable municipal securities, bank obligations, commercial paper and repurchase agreements with a maturity of one year or less, as a temporary defensive measure during abnormal market or economic conditions when the Fund's investment adviser deems it appropriate. The Fund may also invest in short-term instruments as a reserve for expenses or anticipated redemptions, as necessary, to the extent permitted by its fundamental and non-fundamental investment policies. To the extent that the Fund invests to a significant degree in these instruments, its ability to achieve its investment objectives may be adversely affected.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements are not included in the Fund's restrictions on lending. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts and may also purchase options on stock index futures as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will only enter into futures contracts, or purchase options thereon, in order to hedge the value of its portfolio against changes in market conditions. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to termi-nate the Fund's position in the futures contract. See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain related risks. The Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would not exceed 5% of the market value of the Fund's total assets.

  OPTION CONTRACTS. The Fund may write (sell) covered call options, purchase put options and may engage in strategies employing combinations of covered put and call options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes. The Funds may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

  All covered call options must remain covered as long as the option is open. A call option is "covered" if the Fund owns the underlying security covered by the call. If an option expires unexercised, the writer realizes a gain in the amount of the premium received. If the option is exercised, a gain or loss will be recognized from the sale or purchase of the underlying security depending upon the relationship between the market price and strike price of the security. Prior to its expiration, an option may be closed out by means of a purchase of an offsetting option.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of the Fund permit the use of options on securities comprising no more than 25% of the value of the Fund's net assets. The Fund's policies with respect to the use of options may be changed by the Company's Board of Directors without shareholder approval.

  ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  RULE 144A SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors, taking into account such factors as: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign securities which may be payable in U.S. or foreign currencies and publicly traded in the United States or abroad. For purposes of computing such limitation, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized securities exchange or traded in an over-the-counter market.

  FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest for the settlement of transactions.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

  Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on the United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Fund invests have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  Emerging Markets. Foreign securities purchased by the Fund may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The historical portfolio turnover rates are included in the Financial Highlights table herein. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  Reference is made to the Statement of Additional Information for additional descriptions of the Fund's investment policies and the risks associated with the permitted investments of the Fund.

  The investment policies stated above are not fundamental policies of the Fund and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, including the following:

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes. The Fund may borrow amounts from banks up to 10% of the value of its total assets, including the proceeds of such borrowing, and may secure such borrowings by pledging up to 20% of the value of its total assets. In addition, the Fund has adopted a non-fundamental policy stating that the Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

  Except as otherwise noted, the foregoing investment restriction is a matter of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Fund, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Fund, including the Master Advisory Agreement with AIM, the Master Administrative Service Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Fund, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of the Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Information concerning the Board of Directors of the Company may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 50 investment company portfolios (including the Fund) encompassing a broad range of instrument objectives. AIM is a wholly owned subsidiary of AIM Management.

  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM will not be liable to the Fund or its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the Investment Company Act of 1940 (the "1940 Act").

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  ADMINISTRATOR. The Company has entered into the Master Administrative Services Agreement with AIM pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Master Administrative Services Agreement, the Fund reimburses AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

  FEE WAIVERS. AIM may in its discretion, from time to time, agree to voluntarily waive all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

  ADVISORY FEES. As compensation for its services AIM is entitled to receive an investment advisory fee. For the fiscal year ended October 31, 1997, AIM received total advisory fees (net of fee waivers) of $3,154,473 which represented 0.70% of the Fund's average daily net assets. AIM received reimbursement of administrative services costs for the fiscal year ended October 31, 1997, which represented 0.02% of the Fund's average net assets.

  In addition, the Company and AFS, P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  DISTRIBUTOR. The Company has entered into a Master Distribution Agreement, dated as of August 2, 1997 on behalf of Class A and Class C shares of the Fund, and has entered into a Master Distribution Agreement, dated as of February 28, 1997, on behalf of Class B shares of the Fund (individually referred to as the "Distribution Agreement" or collectively as the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the shares of the Fund. The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Certain directors and officers of the Company are affiliated with AIM Distributors.

  The Distribution Agreements provide that AIM Distributors has the exclusive right to distribute shares of the Fund through affiliated broker-dealers and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Fund at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares resulting from the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would con-tinue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund.

  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.35% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. In addition, certain banks who have entered into a Bank Shareholder Service Agreement and who sells shares of the Fund on an agency basis, may receive payments pursuant to the Class A and C Plan. Administrators of retirement plans may also be paid fees to offset costs of services. The Company will obtain a representation from financial institutions that they will be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; overhead of AIM Distributors; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to dealers under a dealer incentive program; and costs of administering the Class A and C Plan. The fees payable to selected dealers, banks and retirement plan administrators who participate in the program are calculated at the annual rate of 0.25% of the average daily net asset value of the Fund's shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset- based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to its Class B shares. Of such amount the Fund pays a service fee of 0.25% of the average daily net assets attributable to its Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to the Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of the Fund.

  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the majority of the outstanding shares of the applicable class.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.

PORTFOLIO MANAGERS

  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

  Jonathan C. Schoolar, Joel E. Dobberpuhl and Monika H. Degan are primarily responsible for the day-to-day management of Blue Chip. Mr. Schoolar is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since 1986 and has been an investment professional since 1983. Mr. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since 1990 and has been an investment professional since 1989. Ms. Degan has been responsible for the Fund since 1997. She has been associated with AIM and/or its subsidiaries since 1995 and has been an investment professional since 1991. Prior to 1995, Ms. Degan was Senior Financial Analyst for Shell Oil Co. Pension Trust from 1991 to 1995.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1988 as a Maryland corporation, and is registered with the Commission as a diversified, open-end, series, management investment company. The Company currently consists of six separate portfolios: CHARTER, CONSTELLATION and WEINGARTEN, each of which has retail classes of shares consisting of Class A, Class B and Class C shares and an Institutional Class; AGGRESSIVE GROWTH, which has a retail class of shares consisting of Class A shares; and BLUE CHIP and CAPITAL DEVELOPMENT, each of which has retail classes of shares consisting of Class A, Class B and Class C shares. The Company's common stock is classified into nineteen different classes. Each class represents an interest in one of six portfolios. The Fund acquired the investment portfolio of the BBC Fund on June 3, 1996 in the Reorganization.

  Each class of shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to the distribution plan for that class.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares of a Fund, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  A Fund shareholder is entitled to such dividends payable out of the net assets of the Fund as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of the Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Fund. Fractional shares of the Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares. As of February 2, 1998, Merrill Lynch Pierce Fenner & Smith was the owner of record of 28.22% of the outstanding Class C shares of Blue Chip. As long as Merrill Lynch Pierce Fenner & Smith owns over 25% of such shares, it may be presumed to be in "control," as defined in the 1940 Act.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND(*)                      AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND(*)       AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND(*)           AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR MULTIFLEX FUND(*)                 AIM HIGH YIELD FUND
            AIM ADVISOR REAL ESTATE FUND(*)               AIM INCOME FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ASIAN GROWTH FUND                         AIM INTERNATIONAL EQUITY FUND
            AIM BALANCED FUND                             AIM LIMITED MATURITY TREASURY FUND
            AIM BLUE CHIP FUND                            AIM MONEY MARKET FUND(**)
            AIM CAPITAL DEVELOPMENT FUND                  AIM MUNICIPAL BOND FUND
            AIM CHARTER FUND                              AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CONSTELLATION FUND                        AIM TAX-EXEMPT CASH FUND(**)
            AIM EUROPEAN DEVELOPMENT FUND                 AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND

 (*) Class B Shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE
     FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM REAL ESTATE FUND will not be available until on or about March 3, 1998.

(**) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of
     AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Salary Reduction ("SARSEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                       MCF-02/98

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)


  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION--SM--: To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for detail.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem
Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF-02/98

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $  100,000                   4.75           4.99         4.00
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                       MCF-02/98

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%          1.01%        0.75%
 $100,000 but less than $  250,000                   0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

                                                                       MCF-02/98

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

                                                                       MCF-02/98

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), a Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by vir-

                                                                       MCF-02/98
tue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends,

                                                                       MCF-02/98

Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; and (i) employees of Triformis Inc.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

                                                                       MCF-02/98

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan each withdrawal is made from the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and


                                                                       MCF-02/98

Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and
(c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                       MCF-02/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
                                ----------                                   -----------------
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INCOME                       AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A                       --------------
   AIM ADVISOR MULTIFLEX               AIM GROWTH FUND -- CLASS A            AIM MONEY MARKET FUND
     FUND -- CLASS A                   AIM HIGH INCOME MUNICIPAL                 -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   AIM HIGH YIELD FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM ASIAN GROWTH FUND -- CLASS A    FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM INTERNATIONAL EQUITY
   AIM BLUE CHIP FUND -- CLASS A       FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM MONEY MARKET
     FUND -- CLASS A                   FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM MUNICIPAL BOND
   AIM CONSTELLATION                   FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM EUROPEAN DEVELOPMENT            OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM WEINGARTEN FUND -- CLASS A
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares, (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                       MCF-02/98

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load         Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load         Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........  acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise, Of-
                   apply if No Load shares were       fering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A, Class B, or Class C shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and
(h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received

                                                                       MCF-02/98
after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-
                                                                       MCF-02/98
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

  YEAR                                                 CONTINGENT DEFERRED
 SINCE                                                   SALES CHARGE AS
PURCHASE                                               % OF DOLLAR AMOUNT
  MADE                                                  SUBJECT TO CHARGE
--------                                               -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.
                                                                       MCF-02/98

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;
(2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59-1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be gen-
                                                                       MCF-02/98
uine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed

                                                                       MCF-02/98
the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                       MCF-02/98

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such

                                                                       MCF-02/98
payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and

                                                                       MCF-02/98
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as
Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.
                                                                       MCF-02/98
                                      A-20

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                       MCF-02/98

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                   MCF-02/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").

                                                                   MCF-02/98

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Principal Underwriter
A I M Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246 or write to the address shown above and request a free prospectus. Please read the prospectus carefully before you invest or send money.

BCH-PRO-1